                          CONSENT AND SUBORDINATION OF
                          PROPERTY MANAGEMENT AGREEMENT

         THIS CONSENT AND SUBORDINATION OF PROPERTY MANAGEMENT AGREEMENT (this "Agreement") is made and entered into on July 2, 2002, by and between Loyal Plaza Associates, L.P. a Delaware limited partnership ("Assuming Borrower"), and Brentway Management, LLC ("Manager") in connection with that certain loan (the "Loan") in the original principal amount of $14,000,000.00 made by Lehman Brothers Bank, FSB (the "Original Lender"), and assigned to LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2001-C3, Commercial Mortgage Pass-Through Certificates, Series 2001-C3 ("Lender"). The Loan was originally made to Loyal Plaza Venture, L.P. a Delaware limited partnership to finance certain real property and improvements located in Lycoming County, Pennsylvania and more particularly described in that certain Open-End Mortgage and Security Agreement, dated May 31, 2001, given by Original Borrower and Glimcher Loyal Plaza Tenant, L.P. to Original Lender and assigned to Lender (the "Mortgage"), (said real property and improvements being hereinafter referred to as the "Premises"). Assuming Borrower and Manager acknowledge and agree that Assuming Borrower has assumed the Loan and all obligations of Original Borrower and Glimcher Loyal Plaza Tenant, L.P. under the Mortgage and other Loan Documents (as defined in the Mortgage) pursuant to a Loan Assumption and Modification Agreement of even date herewith and certain other documents executed in connection therewith.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Manager and Assuming Borrower hereby agree as follows:

         1. Assuming Borrower hereby transfers, assigns and sets over to Lender, its successors and assigns, all right, title and interest of Assuming Borrower in and to that certain Property Management Agreement, dated __________________, between Manager and Assuming Borrower (as the same may have been amended, modified, extended and assigned heretofore, the "Contract"). Manager hereby acknowledges and consents to the foregoing assignment. The foregoing assignment is being made by Assuming Borrower to Lender as collateral security for obligations under all of the Loan Documents. However, until the occurrence of an Event of Default (as such term is defined in the Mortgage), Assuming Borrower may exercise all rights as owner of the Premises under the Contract. The foregoing assignment shall remain in effect as long as the Loan, or any part thereof, remains unpaid, but shall automatically terminate upon the release of the Mortgage as a lien on the Premises.

         2. (a) Lender shall have the right and option at any time after the occurrence of an Event of Default (as defined in the Mortgage) under the Mortgage or any of the other Loan Documents either: (1) to require Manager to continue performance under the Contract on behalf of Lender, whereupon Lender shall have the right to exercise all of the rights and remedies of the owner of the Premises under the Contract; or (2) to terminate the Contract upon thirty
(30) days' written notice to Manager, whereupon Manager will cooperate in transferring its responsibility for management of the Property to a management company selected by Lender in Lender's sole and absolute discretion.

             (b) If Lender shall exercise its right to require Manager to continue performance under the Contract, manager will perform its obligations under the Contract for the benefit and at the direction of Lender, notwithstanding any counterclaim, right of set-off, claim for additional payment, defense or like right of Manager against Assuming Borrower or Assuming Borrower's default (including non-payment) under, or breach of, the Contract; provided however, that Manager receives the compensation provided for in the Contract, for services performed for Lender after notice from Lender of its exercise of its rights to require performance.

             (c) If Lender shall exercise its right to require Manager to perform under the Contract, Lender shall have the right at any time thereafter, upon not less than thirty (30) days' prior notice to Manager, to terminate the Contract, without cause.

             (d) On the effective date of termination of the Contract, Manager shall turn over to Lender all books and records relating to the Premises (copies of which may be retained by Manager at Manager's expense), together with such authorizations and letters of direction addressed to tenants, suppliers, employees, banks and other parties as Lender may reasonably require; and Manager shall cooperate with Lender in the transfer of the management responsibilities to Lender or its designee. A final accounting of unpaid fees (if any) due to Manager under the Contract shall be made by Manager or Lender at Manager's expense within sixty (60) days after the effective date of termination, but Lender shall not have any liability or obligation to Manager for unpaid fees or other amounts payable under the Contract which accrue before Lender (or its nominee) acquires title to the Premises or Lender becomes a mortgagee in possession.

             (e) Lender shall not be liable for any action or omission of any prior owner of the Premises that is the subject of the Contract, bound by any amendment or modification of the Contract made without Lender's prior written consent or subject to any counterclaim or claims which Manager might or is entitled to assert against Assuming Borrower.

             (f) Any and all monies, rents, deposits, penalties and the like held by Manager pursuant to the terms of the Contract shall be payable to Lender upon demand except to the extent said funds are required by law or contract to be repaid to a tenant.

             (g) If Lender succeeds to the interests of Assuming Borrower, or in the event Lender exercises its option to terminate the Contract, notwithstanding any provision of the Contract to the contrary, no termination fee, commission (unpaid or otherwise), construction management fee, administrative fee, charge, penalty or other compensation shall be due and payable by Lender to Manager as a result thereof.

         3. In addition to the foregoing, in the event that Lender, in Lender's reasonable discretion, at any time during the term of the assignment of the Contract, determines that the Premises are not being managed in accordance with generally accepted management practices for property similarly situated, Lender shall deliver written notice thereof to Assuming Borrower and Manager, which notice shall specify with particularity the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lenders' notice are not remedied to Lender's reasonable satisfaction by Assuming Borrower or Manager within thirty (30) days from receipt of such notice or that Assuming Borrower or Manager have failed to undertake correcting such conditions within such thirty (30) day period, Assuming Borrower shall, upon Lender's written request, terminate the Contract and replace Manager with a management company selected by Assuming Borrower and acceptable to Lender in Lender's sole discretion.

         4. Manager hereby certifies to lender that (i) the document attached hereto as Exhibit 1 is a true, correct and complete copy of the Contract, including all modifications and amendments thereto, if any, (ii) the Contract has been executed by the duly authorized officers of Manager and is a valid, binding and enforceable obligation of Manager in full force and effect and (iii) neither party is in default in performing any of its obligations under the Contract, and no event has occurred or condition exists which, with the passage of time or giving of notice, or both, would constitute a default under the Contract.

         5. Manager expressly acknowledges that by accepting the assignment of the Contract or by exercising any of its rights by reason thereof, Lender assumes no obligations or liabilities of Assuming Borrower under the Contract and that Lender shall have no obligation to Manager to exercise its rights under, or to declare a default under, the Mortgage or any of the other Loan Documents, but that the right and option to exercise such rights or declare a default rests in the sole and absolute discretion of Lender.

         6. Manager acknowledges that it has no interest whatsoever enforceable against Lender in proceeds of the Loan or any right of action under the Mortgage or any of the other Loan Documents to garnish, require or compel payment of proceeds of the Loan to be applied toward payment of Assuming Borrower's liabilities or obligations under the Contract.

         7. Manager agrees that the liens of the Mortgage and the other Loan Documents, and Lender's right to payment under the Loan Documents, shall be superior to and have priority over the Contract as well as any claim, security interest or right to payment of Manager arising out of or in any way connected with its services performed under the Contract. In furtherance of the foregoing, Manager hereby fully and completely subordinates to the liens of, and Lender's right to payment under, the Mortgage and the other Loan Documents, the following: (a) its rights under the Contract; (b) any such claim or security interest Manager may now or hereafter have against the Premises and/or the rents, issues, profits and income therefrom; and (c) any right to payment of Manager arising out of or in any way connected with its services performed under the Contract.

         8. Manager agrees that it will not terminate the Contract and will not cease to perform its services thereunder for any reason, including, but not limited to, Assuming Borrower's failure to make any payments to Manager or other breach of default, without giving written notice to Lender of such intention to terminate or cease performing its work at least thirty (30) days prior thereto in order to afford Lender the opportunity to cure such breach or default and/or to exercise its rights as described in the Loan Documents and this Agreement.

         9. Any notice, demand, statement, request, consent or other communication made hereunder shall be given as follows:

         If to Manager:

                  Brentway Management, LLC
                  44 South Bayles Avenue, Suite 304
                  Port Washington, NY 11050


         If to Assuming Borrower:

                  Loyal Plaza Associates, L.P.
                  c/o Brentway Management, LLC
                  44 South Bayles Avenue, Suite 304
                  Port Washington, NY 11050
                  Attn: Stuart H. Widowski, Esq.


         If to Lender:

                  LASALLE BANK NATIONAL ASSOCIATION as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2001-C3, Commercial Mortgage Pass-Through Certificates Series 2001-C3 c/o Wachovia Securities Structured Product Servicing 8739 Research Dr., URP4 Charlotte, NC 28288-1075 (28262-1075
                  for overnight deliveries)

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement is executed and delivered as of the first date set forth hereinabove.

         MANAGER:        Brentway Management, LLC


                         By:         /s/   Brenda J. Walker
                                  -------------------------------------------
                         Name:             Brenda J. Walker
                                  -------------------------------------------
                         Title:             President
                                  -------------------------------------------



         ASSUMING
         BORROWER:       Loyal Plaza Associates, L.P., a Delaware limited
                         partnership

                         By: CIF-Loyal Plaza Associates, L.P., a Delaware limited partnership
                         Its: General Partner

                              By:  CIF-Loyal Plaza, Corp., a Delaware
                                   corporation
                              Its: General Partner


                              By:      /s/  Brenda J. Walker
                                     ----------------------------------
                              Name:         Brenda J. Walker
                                     ----------------------------------
                              Title:        Vice President
                                     ----------------------------------

                                    EXHIBIT 1

                                    CONTRACT